Blackstone’s Full Year and Fourth Quarter 2014 Earnings January 29, 2015 Exhibit 99.2

Blackstone’s Full Year and Fourth Quarter 2014 Highlights
Blackstone reported record full year earnings, assets, and distributions in 2014.
Economic Net Income (“ENI”) was $4.3 billion ($3.76/unit) for the year, up 24% from last year, as Blackstone’s funds appreciated $24.5 billion, outperforming the relevant market indices by a wide margin.
Distributable Earnings (“DE”) continued to accelerate to a record $3.1 billion ($2.51/unit), up 64%
year-over-year on $44.6 billion of realizations from IPOs, secondary sales, and distributions for 2014.
Fund activity generated $2.7 billion of Realized Performance Fees during the year, up 91% from
$1.4 billion in the prior year.
GAAP Net Income was $1.6 billion for the year, net of certain non-cash IPO and transaction related expenses and net income attributable to non-controlling interests, primarily inside ownership.
Total AUM was a record $290 billion, up 9% year-over-year, despite returning $56.8 billion of capital to investors during the year.
Capital raised totaled $19.1 billion for the fourth quarter and $56.9 billion for the year.
Increased investment activity led to $8.1 billion of capital invested during the fourth quarter of 2014, bringing the full year total to $26.4 billion, up 73%.
Of the $26.4 billion, 47% was deployed outside of North America and 48% was deployed in products launched since the IPO, reflecting the firm’s unique geographic and product diversification.
Blackstone declared a fourth quarter distribution of $0.78 per common unit payable on
February 17, 2015, bringing the full year distribution to $2.12 per common unit, up 58% from last year.
Blackstone 1

Blackstone’s Full Year and Fourth Quarter 2014 Earnings
(a) 4Q’13 includes the impact of the Hilton IPO.
Blackstone 2
% Change % Change
(Dollars in Thousands, Except per Unit Data)
4Q'13 4Q'14 vs. 4Q'13 FY'13 FY'14 vs. FY'13
Fee Revenues 648,246 $        715,851 $        10% 2,367,322 $     2,673,789 $     13%
Performance Fees 1,688,219 1,323,338 (22)% 3,556,373 4,391,877 23%
Investment Income
(a)
356,743 98,424 (72)% 687,805 471,628 (31)%
Total Revenues 2,693,208 $    2,137,613 $    (21)% 6,611,500 $    7,537,294 $    14%
Total Expenses 1,109,921 607,231 (45)% 3,015,461 2,992,796 (1)%
Taxes 41,189 83,649 103% 82,164 199,512 143%
Economic Net Income (“ENI”) 1,542,098 $    1,446,733 $    (6)% 3,513,875 $    4,344,986 $    24%
ENI per Unit 1.35 $              1.25 $              (7)% 3.07 $              3.76 $              22%
GAAP Net Income 621,255 $        551,451 $        (11)% 1,171,202 $     1,584,589 $     35%
Fee Related Earnings (“FRE”) 260,706 $        374,210 $        44% 745,469 $        967,438 $        30%
Distributable Earnings (“DE”) 820,629 $        1,129,780 $    38% 1,862,699 $    3,057,833 $    64%
DE per Common Unit 0.68 $              0.92 $              35% 1.56 $              2.51 $              61%
Total Assets Under Management 265,757,630 290,381,069 9% 265,757,630 290,381,069 9%
Fee-Earning Assets Under Management 197,981,739 216,691,799 9% 197,981,739 216,691,799 9%

Total Revenues = 33% CAGR

DE = 41% CAGR

105% CAGR

60% CAGR

Blackstone 3
44%
CAGR
Sustained Outperformance and Strong Forward Indicators
Total Revenues and Economic Income
(Dollars in Billions)
Distributable Earnings
(Dollars in Billions)
Performance Fee Receivable
(Dollars in Billions)
16%
CAGR
60%
Margin
90%
CAGR
Net Realization Activity
Fee Related Earnings
Total Revenues
Economic Income
$1.9
$1.1
$0.8 $0.8
$0.5
Totals may not add due to rounding. CAGR = Compound Annual Growth Rate.
$3.1
$0.7
$1.6 $1.6
$2.0
$3.6
$4.5
$1.8
$3.1
$3.3
$4.1
$6.6
$7.5
2009 2010 2011 2012 2013 2014
$0.5
$0.5
$0.5
$0.7
$0.7
$1.0
$0.3
$0.2
$0.4
$1.1
$2.1
2009 2010 2011 2012 2013 2014
Net Realized Performance Fees
(Dollars in Billions)
$0.1
$0.2
$0.1
$0.4
$1.0
$1.8
2009 2010 2011 2012 2013 2014
2009 2010 2011 2012 2013 2014
$0.4
$0.7
$1.5
$2.2
$3.4
$4.6

Fee Earnings

Distributable Earnings

Economic Net Income

Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
4Q'14 FY'14
Results Per Unit Results Per Unit
Base Management Fees 508,588 $          1,987,529 $
Advisory Fees 151,837 420,845
Transaction and Other Fees, Net 46,446 246,437
Management Fee Offsets (27,146) (86,771)
Interest Income and Other Revenue 31,467 106,691
Compensation (199,525) (1,153,511)
Other Operating Expenses (137,457) (553,782)
Fee Related Earnings
374,210 $          0.33 $                967,438 $          0.85 $
Net Realized Incentive Fees 82,851 151,646
Net Realized Carried Interest 616,621 1,634,953
Net Realized Investment Income 153,862 536,358
Taxes and Related Payables (108,456) (280,788)
Equity-Based Compensation 10,692 48,226
Distributable Earnings
1,129,780 $      0.92 $                3,057,833 $      2.51 $
Net Unrealized Incentive Fees (82,439) (10,149)
Net Unrealized Carried Interest 436,056 1,329,924
Net Unrealized Investment Loss (50,779) (65,672)
Add Back: Related Payables 24,807 81,276
Less: Equity-Based Compensation (10,692) (48,226)
Economic Net Income 1,446,733 $      1.25 $                4,344,986 $      3.76 $
See page 31, Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective captions on page 20, Total Segments. 4Q’14 Fee Related Earnings per Unit is based on 1,148,024,427 DE Units Outstanding; DE per Unit is based on 611,480,457 Total Common Units
Outstanding; and ENI per Unit is based on 1,159,309,726 and 1,155,729,493 Weighted-Average ENI Adjusted Units for 4Q’14 and FY’14, respectively (see page 32, Unit Rollforward).
Blackstone 4

Blackstone 5
Private Equity
21.6%
FY’14 increase in fund carrying value
$1.1 billion
increase in 2014 Economic Income
$1.7 billion
Net Accrued Performance Fees
Record Total Revenues and Economic Income of $2.7 billion and $1.8 billion for the year, respectively.
% Change % Change
(Dollars in Thousands)
4Q'13 4Q'14 vs. 4Q'13 FY'13 FY'14 vs. FY'13
Fee Revenues 123,044 $        123,384 $        0% 479,312 $       559,889 $       17%
Performance Fees 486,641           754,388           55% 728,225           1,977,230       172%
Investment Income 116,112           27,162             (77)% 249,775           178,805           (28)%
Total Revenues 725,797           904,934           25% 1,457,312       2,715,924       86%
Compensation 56,370             51,095             (9)% 236,120           276,447           17%
Performance Fee Compensation 276,207           114,924           (58)% 381,686           476,839           25%
Other Operating Expenses 32,767             36,590             12% 124,137           142,898           15%
Total Expenses 365,344           202,609           (45)% 741,943           896,184           21%
Economic Income 360,453 $       702,325 $       95% 715,369 $       1,819,740 $    154%
Total AUM 65,675,031 $  73,073,252 $  11% 65,675,031 $  73,073,252 $  11%
Fee-Earning AUM 42,600,515 $  43,890,167 $  3% 42,600,515 $  43,890,167 $  3%
(a) 4Q’14 and FY’14 Total Capital Invested: Corporate Private Equity $1.1 billion and $6.4 billion, tactical opportunities funds $1.2 billion and $2.6 billion, Strategic Partners $1.3 billion and
$2.1 billion, respectively.
Raised $6.0 billion of new capital during the quarter: second energy fund, tactical opportunities and the new high net worth focused total alternative solutions fund.
Appreciation of 4.2% during the quarter and 21.6% during the year on strong operating performance in BCP V (up
27.2%) and continued positive performance of BCP VI (up 21.9%).
BCP V generated $834 million of Performance Fees during the quarter and $1.6 billion for the year.
Realization activity remained strong with $4.2 billion during the quarter and $15.4 billion during the year driven by public and strategic exits in the corporate private equity funds.
Fourth quarter realizations included the sale of United Biscuits and the secondary sales of Pinnacle, Hilton, Merlin,
Nielsen and Kosmos. 41%, or $14.1 billion, of the Corporate Private Equity portfolio is publicly traded.
Investment activity remained robust, with $3.6 billion total capital invested during the quarter and $11.2 billion during the year, up 170% and 280%, respectively
(a)
.
At quarter end, an additional $2.9 billion of capital was committed not yet deployed.
Commenced fundraising for seventh global private equity fund.
Total Private Equity net returns inception-to-date were 16% as of year end.

Blackstone 6
Real Estate
20.9%
FY’14 increase in fund carrying value
$1.5 billion
FY’14 Realized Performance Fees
$2.6 billion
Net Accrued Performance Fees
Total Revenues and Economic Income of $3.0 billion and $1.9 billion for the year, respectively, reflecting strong operating fundamentals and demand across the global real estate portfolio.
Record realizations of $19.9 billion for the year resulted in Realized Performance Fees nearly tripling to
$1.5 billion. 24%, or $15.2 billion, of the opportunistic Real Estate portfolio is publicly traded.
•
$5.8 billion of realizations were under contract at year end or have closed since year end.
Investment activity continued at a record pace with $3.6 billion of total capital invested in the quarter and
$11.5 billion invested in 2014.
•
At quarter end, an additional $2.5 billion of capital was committed not yet deployed.
•
62% of capital deployed in 2014 was invested outside of North America, highlighting the platform’s ability to opportunistically deploy capital in scale across geographies.
Raised $9.7 billion of new capital during the year: fourth European fund, Asia fund, debt strategies, and Core+.
BXMT, the commercial mortgage REIT, increased its quarterly dividend to $0.52 per share (7.1% annualized yield), and concluded 2014 with a market capitalization of $1.7 billion, up from $800 million a year ago.
% Change % Change
(Dollars in Thousands)
4Q'13 4Q'14 vs. 4Q'13 FY'13 FY'14 vs. FY'13
Fee Revenues 187,081 $       184,619 $       (1)% 646,983 $       718,729 $       11%
Performance Fees 958,463           603,109           (37)% 2,155,582       2,017,786       (6)%
Investment Income 224,926           77,537             (66)% 402,560           250,165           (38)%
Total Revenues 1,370,470       865,265           (37)% 3,205,125       2,986,680       (7)%
Compensation 75,625             69,916             (8)% 294,222           326,317           11%
Performance Fee Compensation 333,047           177,691           (47)% 724,537           633,399           (13)%
Other Operating Expenses 29,698             40,296             36% 116,391           146,083           26%
Total Expenses 438,370           287,903           (34)% 1,135,150       1,105,799       (3)%
Economic Income 932,100 $       577,362 $       (38)% 2,069,975 $    1,880,881 $    (9)%
Total AUM 79,410,788 $  80,863,187 $  2% 79,410,788 $  80,863,187 $  2%
Fee-Earning AUM 50,792,803 $  52,563,068 $  3% 50,792,803 $  52,563,068 $  3%
•
Opportunistic Real Estate funds’ carrying value appreciated 6.6% for the quarter and 20.9% for the year.
•
Inception-to-date net returns were 17% as of year end.

Blackstone 7
Hedge Fund Solutions
7.0%
FY’14 Gross Composite Return
$34.7 billion
Incentive Fee Eligible AUM at FY’14
$12.0 billion
FY’14 Fee-Earning Gross Inflows
Total Revenues and Economic Income of $658 million and $398 million for the year, respectively, driven by a
16% increase in Fee-Earning AUM from sustained growth in organic net inflows.
Despite more difficult markets globally, the composite gross return was up 0.7% for the quarter and 7.0% for the year which generated $141 million of Realized Performance Fees.
Fee-Earning gross inflows of $1.9 billion during the quarter and $12.0 billion for the year, driven by significant investments in customized and commingled strategies.
•
Following record second quarter and third quarter gross inflows, BAAM continued to raise assets across all business lines during the quarter driven by significant investments in customized and commingled strategies and individual investor solutions.
•
January 1 subscriptions of $622 million are not yet included in Fee-Earning AUM.
Total AUM for BAAM’s  registered product platform reached $3.2 billion during the year.
The BAAM Principal Solutions (“BPS”) Composite does not include BAAM’s individual investor solutions (i.e., liquid alternatives), long-only equity, long-biased commodities, ventures
(i.e., seeding and minority interests) and strategic opportunities (i.e., co-investments) platforms except where a BPS fund invests directly into those platforms.  BAAM’s advisory platforms and liquidating funds are also excluded. On a net of fees basis, the BPS Composite was up 0.5% for the quarter and 5.9% for the full year.
% Change % Change
(Dollars in Thousands)
4Q'13 4Q'14 vs. 4Q'13 FY'13 FY'14 vs. FY'13
Fee Revenues 114,389 $      128,950 $      13% 414,850 $      491,505 $      18%
Performance Fees 76,881 11,035 (86)% 215,453 139,650 (35)%
Investment Income 6,087 455 (93)% 18,307 26,682 46%
Total Revenues 197,357 140,440 (29)% 648,610 657,837 1%
Compensation 28,147 5,806 (79)% 136,470 131,658 (4)%
Performance Fee Compensation 18,878 (3,114) n/m 68,649 42,178 (39)%
Other Operating Expenses 15,697 21,068 34% 66,966 86,129 29%
Total Expenses 62,722 23,760 (62)% 272,085 259,965 (4)%
Economic Income 134,635 $      116,680 $      (13)% 376,525 $      397,872 $      6%
Total AUM 55,657,463 $ 63,585,670 $ 14% 55,657,463 $ 63,585,670 $ 14%
Fee-Earning AUM 52,865,837 $ 61,417,558 $ 16% 52,865,837 $ 61,417,558 $ 16%

Blackstone 8
Credit
$72.9 billion
4Q’14 Total AUM
Investment Performance
Gross Returns
CLOs
Customized Credit
Strategies
Mezzanine
Funds
Rescue
Lending
Funds
Hedge Fund
Strategies
Fee Revenues up 16% year-over-year, reflecting strong Fee-Earning AUM growth however Performance Fees were 44% lower due to challenging market conditions largely in the fourth quarter.
Certain credit-focused fund performance was impacted by weaker market conditions for lower rated credits in the fourth quarter.
Launched nine CLOs totaling $5.6 billion in Fee-Earning AUM during the year, including three during the fourth quarter which totaled $1.7 billion.
Raised capital for a new energy fund, additional credit alpha funds and a
European senior debt fund during the quarter, totaling $2.0 billion.
Realized proceeds in drawdown funds of $349 million in the fourth quarter and
$3.1 billion during the year while achieving record total AUM of $72.9 billion.
Fee-Earning AUM up 14% year-over-year to $58.8 billion due to robust net inflows throughout the year.
% Change % Change
(Dollars in Thousands)
4Q'13 4Q'14 vs. 4Q'13 FY'13 FY'14 vs. FY'13
Fee Revenues 80,873 $          123,735 $       53% 405,088 $       470,928 $       16%
Performance Fees 166,234           (45,194)            n/m 457,113           257,211           (44)%
Investment Income (Loss) 8,892               (6,417)              n/m 18,049             14,409             (20)%
Total Revenues 255,999           72,124             (72)% 880,250           742,548           (16)%
Compensation 31,802             31,261             (2)% 186,514           188,200           1%
Performance Fee Compensation 89,930             (19,252)            n/m 238,310           133,087           (44)%
Other Operating Expenses 29,566             14,666             (50)% 96,940             90,524             (7)%
Total Expenses 151,298           26,675             (82)% 521,764           411,811           (21)%
Economic Income 104,701 $       45,449 $          (57)% 358,486 $       330,737 $       (8)%
Total AUM 65,014,348 $  72,858,960 $  12% 65,014,348 $  72,858,960 $  12%
Fee-Earning AUM 51,722,584 $  58,821,006 $  14% 51,722,584 $  58,821,006 $  14%
4Q'14 FY'14
Mezzanine
   Funds
(0.3)% 25.4%
Rescue
   Lending Funds
(4.5)% 15.4%
Hedge Fund
   Strategies
(4.1)% 0.2%
$8.5
$8.3
$10.8
$25.8
$19.4
Investment Performance represents weighted-average performance of the assets of the respective flagship funds within each strategy as of December 31, 2014. Hedge Fund Strategies net returns were (4.1)% for 4Q’14 and (1.5)% for FY’14, Mezzanine Funds net returns were (0.7)% for 4Q’14 and 19.0% for FY’14 and Rescue Lending Funds net returns were (3.9)% for 4Q’14 and 11.9% for FY’14. Customized Credit Strategies includes business development companies (“BDCs”), closed-end funds, commingled funds, the exchange traded fund and separately managed accounts.

Blackstone 9
Financial Advisory
Total Revenues reached a record $434 million during the year, primarily from increased activity in Blackstone
Advisory Partners.
Blackstone Advisory Partners Fee Revenues increased year-over-year by almost 40% due to improving global mergers and acquisitions activity as well as a greater number of closed transactions.
While Restructuring Fee Revenues decreased 20% compared to the prior year due to the timing of a number of deal closings, 2014 was one of the group’s best years in its history.
Park Hill’s placement business revenue was a record and up slightly year-over-year led by a significant increase in secondary advisory activity, which was partially offset by a decline in real estate revenue.
Blackstone Capital Markets had another positive year as it acted as an underwriter or arranger on over 25 deals, including the IPOs for Catalent, La Quinta and Vivint Solar, as well as the debt financings for Gates, Ipreo, and Cheniere.
% Change % Change
(Dollars in Thousands)
4Q'13 4Q'14 vs. 4Q'13 FY'13 FY'14 vs. FY'13
Fee Revenues 142,859 $       155,163 $       9% 421,089 $       432,738 $       3%
Investment Income (Loss) 726                    (313)                 n/m (886)                 1,567               n/m
Total Revenues 143,585           154,850           8% 420,203           434,305           3%
Compensation 70,744             41,447             (41)% 262,314           230,889           (12)%
Other Operating Expenses 21,443             24,837             16% 82,205             88,148             7%
Total Expenses 92,187             66,284             (28)% 344,519           319,037           (7)%
Economic Income 51,398 $          88,566 $          72% 75,684 $          115,268 $       52%
On October 10, 2014, Blackstone announced the tax-free spin-off of its financial advisory business (excluding capital markets) to Blackstone unitholders. The business will combine with PJT Partners to create an independent, world-class, publicly traded advisory firm.

Blackstone 10
Assets Under Management
Total AUM by Segment
(Dollars in Billions)
$265.8
$290.4
$210.2
Fee-Earning AUM by Segment
(Dollars in Billions)
$198.0
$216.7
$167.9
Private Equity Real Estate Hedge Fund Solutions Credit
Record Fee-Earning AUM of $216.7 billion was up 9% over the last year as $49.9 billion of gross inflows outpaced
$31.5 billion of realizations and outflows.
•
Fee-Earning AUM drove Base Management Fees up 14% to $2.0 billion in 2014.
Total AUM increased 9% year-over-year to $290.4 billion driven by $56.9 billion from gross inflows and
$24.5 billion from consistently strong market appreciation.
$37.1
$42.6
$43.9
$41.9
$50.8
$52.6
$43.5
$52.9
$61.4
$45.4
$51.7
$58.8
4Q'12 4Q'13 4Q'14
$51.0
$65.7
$73.1
$56.7
$79.4
$80.9
$46.1
$55.7
$63.6
$56.4
$65.0
$72.9
4Q'12 4Q'13 4Q'14

Fee-Earning Assets Under Management
4Q’14 Fee-Earning AUM Rollforward
(Dollars in Millions)
FY’14 Fee-Earning AUM Rollforward
(Dollars in Millions)
Inflows: Customized solutions ($876 million); commingled products ($290 million); specialized solutions ($228 million); individual investor solutions ($514 million).
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Blackstone 11
Inflows:
secondary infrastructure fund capital raised ($100 million).
Realizations:
Hilton, Merlin, Nielsen and Kosmos.
BCP V and BCP IV strategic and public dispositions including sale of United Biscuits and secondary sales of Pinnacle,
Inflows: Fourth European fund ($1.7 billion); Asia fund ($0.4 billion); Core+ ($0.3 billion); BREDS capital raised and/or invested
($0.6 billion).
Realizations: BREP V ($0.2 billion); BREP VI ($0.9 billion); BREP Europe III ($0.3 billion); BREP Co-Investment ($0.5 billion); BREDS
($1.1 billion).
Outflows: Redemptions reflect seasonally higher activity in commingled and customized products due to investors’ liquidity needs
Inflows:
CLOs ($564 million U.S., $1.1 billion European); BDCs ($1.7 billion); Hedge Fund Strategies ($999 million); Carry Funds
($832 million).
Outflows:
BDCs ($269 million); BTS ($434 million); hedge fund strategies ($358 million).
and certain strategic shifts in their programs.
Tactical opportunities investment vehicles ($723 million); total alternative solutions fund capital raised ($441 million);
Private Real Hedge Fund
Equity Estate Solutions
3Q'14 43,818 $     52,308 $     62,037 $     56,657 $     214,820 $
Inflows 1,175 3,461 1,908 5,586 12,130
Outflows (3) (69) (2,147) (1,306) (3,525)
Realizations (1,225) (2,737) (11) (922) (4,895)
Net Inflows (Outflows) (53) 655 (250) 3,358 3,710
Market Activity 125 (400) (369) (1,194) (1,838)
4Q'14 43,890 $     52,563 $     61,418 $     58,821 $     216,692 $
QoQ Increase (Decrease) 0% 0% (1)% 4% 1%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
4Q'13 42,601 $     50,793 $     52,866 $     51,723 $     197,982 $
Inflows 6,757 11,536 12,021 19,536 49,850
Outflows (1,124) (295) (5,363) (3,915) (10,697)
Realizations (4,734) (8,720) (312) (7,029) (20,795)
Net Inflows 899 2,521 6,346 8,592 18,358
Market Activity 390 (750) 2,206 (1,494) 352
4Q'14 43,890 $     52,563 $     61,418 $     58,821 $     216,692 $
YoY Increase 3% 3% 16% 14% 9%
Credit Total

Blackstone 12
Total Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Market Activity:
(up 6.8% or $2.6 billion) and public portfolio appreciation (up 6.0% or $1.1 billion).
Record realization activity of $6.8 billion in the quarter and $20.4 billion for the year.
Market Activity: Composite gross return was up 0.7% for the quarter and 7.0% for the year.
Realizations:
Inflows:
Realizations:
($359 million), and Tactical Opportunities ($344 million).
Realizations:
fund ($446 million).
4Q’14 Total AUM Rollforward
(Dollars in Millions)
FY’14 Total AUM Rollforward
(Dollars in Millions)
Fundraising for second energy fund ($4.5 billion), tactical opportunities fund ($1.0 billion) and total alternative solutions
6.6% appreciation, driven by sustained strong operating fundamentals in the BREP private portfolio
Returns to CLO investors ($146 million U.S., $510 million European); carry funds ($349 million).
Disposition activity across the segment including BCP V ($2.9 billion), Strategic Partners ($401 million), BCP IV
Private Real Hedge Fund
Equity Estate Solutions
4Q'13 65,675 $     79,411 $     55,657 $     65,014 $     265,758 $
Inflows 13,677 11,080 11,429 20,764 56,950
Outflows (1,624) (896) (5,430) (4,221) (12,171)
Realizations (15,379) (20,390) (417) (8,433) (44,619)
Net Inflows (Outflows) (3,326) (10,206) 5,582 8,110 160
Market Activity 10,724 11,658 2,347 (266) 24,463
4Q'14 73,073 $     80,863 $     63,586 $     72,859 $     290,381 $
YoY Increase 11% 2% 14% 12% 9%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
3Q'14 69,890 $     80,189 $     64,184 $     70,152 $     284,415 $
Inflows 6,166 4,477 1,957 6,520 19,120
Outflows (865) (186) (2,181) (1,472) (4,704)
Realizations (4,165) (6,799) (15) (1,006) (11,985)
Net Inflows (Outflows) 1,136 (2,508) (239) 4,042 2,431
Market Activity 2,047 3,182 (359) (1,335) 3,535
4Q'14 73,073 $     80,863 $     63,586 $     72,859 $     290,381 $
QoQ Increase (Decrease) 5% 1% (1)% 4% 2%
Credit Total

Additional Capital Detail
Undrawn capital (“Total Dry Powder”) of $46.1 billion remains stable, despite $30.6 billion of total capital invested and/or committed over the last year.
Performance Fee Eligible AUM reached $205.1 billion at the end of the quarter, up 13% year-over-year.
Net inflows and strong investment performance drove a 34% year-over-year increase in assets currently earning
Performance Fees to $149.6 billion.
$46.1 billion 4Q’14 Total Dry Powder $205 billion Performance Fee Eligible AUM
Uninvested
Not Earning
Fees
Currently
Earning Fees
Credit
Hedge
Fund
Solutions
Private
Equity
Real
Estate
$73.8
$112.1
$149.6
$26.7
$25.8
$12.9
$33.7
$43.1
$42.5
$134.2
$181.0
$205.1
4Q'12 4Q'13 4Q'14
$19.6
$14.1
$2.4
$10.0
Blackstone 13

Capital Invested
Blackstone continues to raise and deploy capital at an offsetting pace, keeping dry powder amounts steady and maintaining Blackstone’s ability to make opportunistic investments.
Invested $26.4 billion of capital in 2014, up 73% from $15.3 billion in 2013.
•
47% of capital invested in 2014 was deployed outside of North America, up 3% from 44% in 2013.
•
48% of capital invested in 2014 was invested by products that did not exist at the time of the IPO.
Capital Invested by Segment
(Dollars in Billions)
2014 Capital Invested by Region
Global and
Other
Asia
North
America
Europe
Blackstone 14
$3.0
$11.2
$10.2
$11.5
$1.6
$2.8
$15.3
$26.4
2013 2014
Private Equity Real Estate Hedge Fund Solutions Credit
$14.0
$7.7
$2.4
$2.3
(Dollars in Billions)

Blackstone 15
At December 31, 2014, Blackstone had $3.4 billion in total cash, corporate treasury and liquid investments and
$10.4 billion of total net value, or $9.05 per DE unit, up 24% from $7.29 a year ago.
Illiquid investments of $2.4 billion, down 11% from last year.
Long-term debt of $2.1 billion at quarter end contributed to a Debt to Adjusted EBITDA ratio of 0.61x FY’14.
There are currently no borrowings outstanding against the $1.1 billion revolving credit facility expiring in 2019.
Balance Sheet Highlights
4Q’14
$ 1,412
1,804
176
2,445
4,552
$ 10,389
Outstanding Bonds (at par) $ 2,135
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
May 2019 maturity
$3.4 billion
total cash, corporate treasury
and liquid investments
Cash and Investments
Net
Performance
Fees
Total Cash
and Liquids
Illiquids
$9.05
$7.29
$5.95
$1.99
$3.00
$3.97
$1.95
$2.41
$2.13
$2.01
$1.88
$2.95
4Q'12 4Q'13 4Q'14
(Dollars in Millions)
Cash and Cash Equivalents
Treasury Cash
Management Strategies
Liquid Investments
Illiquid Investments
Total Net Value
Net Accrued Performance
Fees
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone funds. Liquid Investments are primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit. Illiquid Investments include Blackstone investments in Private Equity, Real Estate and Other, which were $935 million, $1.2 billion, and $288 million, respectively, as of
December 31, 2014, $963 million, $1.5 billion and $291 million, respectively, as of December 31, 2013 and $942 million, $1.0 billion and $210 million, respectively, as of December 31,
2012. Cash and Investments are calculated using 1,148,024,427 DE Units Outstanding.

Despite Net Realized Performance Fees of $1.8 billion, asset appreciation across all investing businesses drove
Net Accrued Performance Fees to a record $4.6 billion ($3.97/unit), up $1.2 billion from the prior year.
Net Accrued Performance Fees grew at a 43% CAGR since the fourth quarter of 2012, primarily driven by continued appreciation in Real Estate and Private Equity.
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$960
$1,787
$392
Net Accrued Performance Fees
(Dollars in Millions)
$3,400
$4,552
$2,238
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$4.6 billion
Record Net Accrued
Performance Fees
61%
Net Accrued Performance Fees
Related to Publics/Pending Exits
$1.8 billion
Record FY Net Realized
Performance Fees
$291
$488
$360
$1,060
$167
FY'12 FY'13 FY'14
$644
$632
$1,657
$1,265
$2,347
$2,612
$262
$277
$207
4Q'12 4Q'13 4Q'14
Blackstone 16

Blackstone 17
Unitholder Distribution
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 33, Definitions and Distribution Policy. DE before Certain Payables represents Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on Total Common Units Outstanding
(page 32, Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date. For the periods presented, Net Cash Available for Distribution per Common Unit equals the Actual
Distribution per Common Unit. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $85.6 million for 4Q’14.
Generated $0.92 of Distributable Earnings per common unit during the quarter, up 35% year-over-year.
•
Record full year Distributable Earnings per common unit of $2.51, up 61% from the last year.
Declared a quarterly distribution of $0.78 per common unit to record holders as of February 9, 2015; payable on
February 17, 2015.
•
Full year distribution of $2.12, up 58% from the prior year period.
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'14 2Q'14 3Q'14 4Q'14 FY'13 FY'14 vs. FY'13
Distributable Earnings (“DE”) 485,112 $         770,797 $         672,144 $         1,129,780 $      1,862,699 $        3,057,833 $      64%
Add: Other Payables Attributable to
   Common Unitholders
19,856              29,884              69,707              87,977              106,499              207,424            95%
DE before Certain Payables 504,968            800,681            741,851            1,217,757         1,969,198           3,265,257         66%
Percent to Common Unitholders 53% 53% 53% 53% 51% 53%
DE before Certain Payables Attributable to
   Common Unitholders
265,378            423,209            393,197            648,623            1,012,971           1,730,407         71%
Less: Other Payables Attributable to
   Common Unitholders
(19,856)             (29,884)             (69,707)             (87,977)             (106,499)             (207,424)           (95)%
DE Attributable to Common Unitholders 245,522            393,325            323,490            560,646            906,472              1,522,983         68%
DE per Common Unit 0.41 $               0.65 $               0.53 $               0.92 $               1.56 $                  2.51 $               61%
Less: Retained Capital per Common Unit (0.06) $              (0.10) $              (0.09) $              (0.14) $              (0.22) $               (0.39) $              (77)%
Actual Distribution per Common Unit 0.35 $               0.55 $               0.44 $               0.78 $               1.34 $                  2.12 $               58%
Record Date Feb 9, 2015
Payable Date Feb 17, 2015

Blackstone 18
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
4Q'13 4Q'14 vs. 4Q'13 FY'13 FY'14 vs. FY'13
Revenues
Management and Advisory Fees, Net 602,034 $         663,620 $         10% 2,193,985 $      2,497,252 $      14%
Performance Fees
Realized Carried Interest 283,846 836,124 195% 943,958 2,450,082 160%
Realized Incentive Fees 334,109 130,262 (61)% 464,838 249,005 (46)%
Unrealized Carried Interest 1,233,905 491,743 (60)% 2,158,010 1,704,924 (21)%
Unrealized Incentive Fees (167,198) (142,458) 15% (22,749) (29,749) (31)%
Total Performance Fees 1,684,662 1,315,671 (22)% 3,544,057 4,374,262 23%
Investment Income
Realized
51,294 63,857 24% 188,644 523,735 178%
Unrealized 348,523 (52,489) n/m 611,664 10,265 (98)%
Total Investment Income 399,817 11,368 (97)% 800,308 534,000 (33)%
Interest and Dividend Revenue 18,248 22,293 22% 64,511 69,809 8%
Other 4,619 7,822 69% 10,307 9,405 (9)%
Total Revenues 2,709,380 2,020,774 (25)% 6,613,168 7,484,728 13%
Expenses
Compensation and Benefits
Compensation 448,443 357,783 (20)% 1,844,485 1,868,868 1%
Performance Fee Compensation
Realized Carried Interest 31,485 219,941 599% 257,201 815,643 217%
Realized Incentive Fees 140,794 48,926 (65)% 200,915 110,099 (45)%
Unrealized Carried Interest 616,080 59,879 (90)% 966,717 379,037 (61)%
Unrealized Incentive Fees (70,297) (58,497) 17% (11,651) (19,276) (65)%
Total Compensation and Benefits 1,166,505 628,032 (46)% 3,257,667 3,154,371 (3)%
General, Administrative and Other 128,336 149,402 16% 474,442 549,463 16%
Interest Expense 27,687 35,395 28% 107,973 121,524 13%
Fund Expenses 7,944 10,257 29% 26,658 30,498 14%
Total Expenses
1,330,472 823,086 (38)% 3,866,740 3,855,856 (0)%
Other Income
Reversal of Tax Receivable Agreement Liability 20,469 - (100)% 20,469 - (100)%
Net Gains from Fund Investment Activities 185,536 140,432 (24)% 381,664 357,854 (6)%
Income Before Provision for Taxes 1,584,913 $      1,338,120 $      (16)% 3,148,561 $      3,986,726 $      27%
Provision for Taxes 91,090 74,686 (18)% 255,642 291,173 14%
Net Income 1,493,823 $      1,263,434 $      (15)% 2,892,919 $      3,695,553 $      28%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities 47,445 29,844 (37)% 183,315 74,794 (59)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities 149,834 95,557 (36)% 198,557 335,070 69%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings 675,289 586,582 (13)% 1,339,845 1,701,100 27%
Net Income Attributable to The Blackstone Group L.P. ("BX") 621,255 $         551,451 $         (11)% 1,171,202 $      1,584,589 $      35%
Net Income per Common Unit, Basic 1.05 $                0.90 $                (14)% 2.00 $                2.60 $                30%
Net Income per Common Unit, Diluted
1.04 $                0.89 $                (14)% 1.98 $                2.58 $                30%

Appendix

Blackstone
Total Segments
(Dollars in Thousands)
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 FY'13 FY'14
Revenues
Management and Advisory Fees, Net
Base Management Fees 469,092 $           476,878 $           496,570 $           505,493 $           508,588 $           1,740,807 $        1,987,529 $
Advisory Fees 139,158 69,963 114,914 84,131 151,837 410,514 420,845
Transaction and Other Fees, Net 59,733 59,910 49,196 90,885 46,446 206,977 246,437
Management Fee Offsets (43,752) (16,644) (20,218) (22,763) (27,146) (72,220) (86,771)
Total Management and Advisory Fees, Net 624,231 590,107 640,462 657,746 679,725 2,286,078 2,568,040
Performance Fees
Realized Carried Interest 283,846 333,623 641,659 638,752 836,562 943,958 2,450,596
Realized Incentive Fees 343,501 53,837 39,291 36,840 131,777 474,333 261,745
Unrealized Carried Interest 1,233,905 330,288 660,712 222,026 495,935 2,158,010 1,708,961
Unrealized Incentive Fees (173,033) 61,266 56,776 (6,531) (140,936) (19,928) (29,425)
Total Performance Fees 1,688,219 779,014 1,398,438 891,087 1,323,338 3,556,373 4,391,877
Investment Income (Loss)
Realized 66,283 111,917 202,199 75,832 153,477 170,471 543,425
Unrealized 290,460 4,550 (26,228) 4,934 (55,053) 517,334 (71,797)
Total Investment Income 356,743 116,467 175,971 80,766 98,424 687,805 471,628
Interest Income and Dividend Revenue 19,394 22,362 22,094 23,585 28,303 70,936 96,344
Other 4,621 869 (6) 719 7,823 10,308 9,405
Total Revenues 2,693,208 1,508,819 2,236,959 1,653,903 2,137,613 6,611,500 7,537,294
Expenses
Compensation 262,688 306,545 323,015 324,426 199,525 1,115,640 1,153,511
Performance Fee Compensation
Realized Carried Interest 31,485 149,398 260,301 186,003 219,941 257,201 815,643
Realized Incentive Fees 140,794 23,635 18,509 19,029 48,926 200,915 110,099
Unrealized Carried Interest 616,080 40,690 114,336 164,132 59,879 966,717 379,037
Unrealized Incentive Fees (70,297) 23,531 24,692 (9,002) (58,497) (11,651) (19,276)
Total Compensation and Benefits 980,750 543,799 740,853 684,588 469,774 2,528,822 2,439,014
Other Operating Expenses 129,171 139,774 145,111 131,440 137,457 486,639 553,782
Total Expenses 1,109,921 683,573 885,964 816,028 607,231 3,015,461 2,992,796
Economic Income 1,583,287 $        825,246 $           1,350,995 $        837,875 $           1,530,382 $        3,596,039 $        4,544,498 $
Economic Net Income 1,542,098 $        813,934 $           1,325,963 $        758,356 $           1,446,733 $        3,513,875 $        4,344,986 $
Fee Related Earnings 260,706 $           174,829 $           201,108 $           217,291 $           374,210 $           745,469 $           967,438 $
Distributable Earnings 820,629 $           485,112 $           770,797 $           672,144 $           1,129,780 $        1,862,699 $        3,057,833 $
Total Assets Under Management 265,757,630 $    271,745,583 $    278,917,713 $    284,414,936 $    290,381,069 $    265,757,630 $    290,381,069 $
Fee-Earning Assets Under Management 197,981,739 $    203,599,604 $    209,913,760 $    214,819,600 $    216,691,799 $    197,981,739 $    216,691,799 $
Weighted Average Fee-Earning AUM 196,309,547 $    200,246,002 $    209,251,436 $    213,525,423 $    215,196,253 $    186,133,604 $    212,324,209 $
LP Capital Invested 5,382,770 $        4,468,527 $        5,426,511 $        6,664,365 $        7,810,098 $        14,179,704 $      24,369,501 $
Total Capital Invested 6,115,856 $        4,807,663 $        5,858,210 $        7,619,737 $        8,090,350 $        15,250,286 $      26,375,960 $

Blackstone
Private Equity
(Dollars in Thousands)
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 FY'13 FY'14
Revenues
Management Fees, Net
Base Management Fees 99,998 $          98,584 $          103,204 $        108,236 $        105,817 $        368,146 $        415,841 $
Transaction and Other Fees, Net 18,135             42,847             27,616             48,996             15,183             96,988             134,642
Management Fee Offsets (1,173)              (1,713)              (4,246)              (5,837)              (7,350)              (5,683)              (19,146)
Total Management Fees, Net 116,960           139,718           126,574           151,395           113,650           459,451           531,337
Performance Fees
Realized Carried Interest 101,081           119,805           212,394           124,913           297,290           329,993           754,402
Unrealized Carried Interest 385,560           167,065           502,210           96,455             457,098           398,232           1,222,828
Total Performance Fees 486,641           286,870           714,604           221,368           754,388           728,225           1,977,230
Investment Income (Loss)
Realized 30,783             60,535             74,812             20,421             46,951             88,026             202,719
Unrealized 85,329             (9,033)              17,662             (12,754)            (19,789)            161,749           (23,914)
Total Investment Income 116,112           51,502             92,474             7,667                27,162             249,775           178,805
Interest Income and Dividend Revenue 4,136                5,228                4,666                5,346                6,743                15,602             21,983
Other 1,948                864                    564                    2,150                2,991                4,259                6,569
Total Revenues 725,797           484,182           938,882           387,926           904,934           1,457,312        2,715,924
Expenses
Compensation 56,370             73,307             73,038             79,007             51,095             236,120           276,447
Performance Fee Compensation
Realized Carried Interest 2,006                85,771             112,720           30,944             36,958             38,953             266,393
Unrealized Carried Interest 274,201           (27,148)            66,194             93,434             77,966             342,733           210,446
Total Compensation and Benefits 332,577           131,930           251,952           203,385           166,019           617,806           753,286
Other Operating Expenses 32,767             33,006             39,193             34,109             36,590             124,137           142,898
Total Expenses 365,344           164,936           291,145           237,494           202,609           741,943           896,184
Economic Income 360,453 $        319,246 $        647,737 $        150,432 $        702,325 $        715,369 $        1,819,740 $
Total Assets Under Management 65,675,031 $  66,142,945 $  68,294,162 $  69,890,367 $  73,073,252 $  65,675,031 $  73,073,252 $
Fee-Earning Assets Under Management 42,600,515 $  41,150,728 $  42,888,756 $  43,817,741 $  43,890,167 $  42,600,515 $  43,890,167 $
Weighted Average Fee-Earning AUM 43,290,792 $  41,815,672 $  43,702,379 $  43,838,483 $  42,899,791 $  43,977,145 $  44,178,572 $
LP Capital Invested 1,017,985 $     2,029,019 $     1,857,330 $     2,277,861 $     3,459,063 $     2,568,582 $     9,623,273 $
Total Capital Invested 1,330,606 $     2,271,273 $     2,159,178 $     3,172,660 $     3,593,887 $     2,950,129 $     11,196,998 $

Blackstone
Real Estate
(Dollars in Thousands)
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 FY'13 FY'14
Revenues
Management Fees, Net
Base Management Fees 153,115 $        159,336 $        157,869 $        155,089 $        156,208 $        565,182 $        628,502 $
Transaction and Other Fees, Net 32,317             13,564             13,514             38,312             26,220             79,675             91,610
Management Fee Offsets (6,838)              (9,224)              (7,702)              (8,977)              (8,540)              (22,821)            (34,443)
Total Management Fees, Net 178,594           163,676           163,681           184,424           173,888           622,036           685,669
Performance Fees
Realized Carried Interest 180,641           194,658           417,826           349,237           526,041           486,773           1,487,762
Realized Incentive Fees 7,931                (26)                     6,070                1,159                4,296                45,862             11,499
Unrealized Carried Interest 771,246           140,237           119,461           187,175           77,173             1,651,700        524,046
Unrealized Incentive Fees (1,355)              2,737                (3,483)              (374)                   (4,401)              (28,753)            (5,521)
Total Performance Fees 958,463           337,606           539,874           537,197           603,109           2,155,582        2,017,786
Investment Income (Loss)
Realized 23,320             31,357             122,664           49,173             105,901           52,359             309,095
Unrealized 201,606           5,379                (50,437)            14,492             (28,364)            350,201           (58,930)
Total Investment Income 224,926           36,736             72,227             63,665             77,537             402,560           250,165
Interest Income and Dividend Revenue 6,809                6,110                8,009                7,135                8,943                21,563             30,197
Other 1,678                317                    (218)                   976                    1,788                3,384                2,863
Total Revenues 1,370,470        544,445           783,573           793,397           865,265           3,205,125        2,986,680
Expenses
Compensation 75,625             80,233             85,582             90,586             69,916             294,222           326,317
Performance Fee Compensation
Realized Carried Interest 29,027             51,833             143,442           64,187             173,534           148,837           432,996
Realized Incentive Fees 4,502                (16)                     3,081                592                    2,323                23,878             5,980
Unrealized Carried Interest 299,853           56,985             27,339             108,789           4,061                566,837           197,174
Unrealized Incentive Fees (335)                   1,382                (1,783)              (123)                   (2,227)              (15,015)            (2,751)
Total Compensation and Benefits 408,672           190,417           257,661           264,031           247,607           1,018,759        959,716
Other Operating Expenses 29,698             33,107             36,542             36,138             40,296             116,391           146,083
Total Expenses 438,370           223,524           294,203           300,169           287,903           1,135,150        1,105,799
Economic Income 932,100 $        320,921 $        489,370 $        493,228 $        577,362 $        2,069,975 $    1,880,881 $
Total Assets Under Management 79,410,788 $  81,333,562 $  80,410,988 $  80,188,858 $  80,863,187 $  79,410,788 $  80,863,187 $
Fee-Earning Assets Under Management 50,792,803 $  53,490,834 $  52,823,975 $  52,308,175 $  52,563,068 $  50,792,803 $  52,563,068 $
Weighted Average Fee-Earning AUM 50,568,609 $  50,954,956 $  53,233,974 $  52,764,267 $  52,236,610 $  45,326,937 $  53,589,873 $
LP Capital Invested 3,986,610 $     1,692,232 $     3,017,193 $     3,046,867 $     3,478,850 $     9,741,277 $     11,235,142 $
Total Capital Invested 4,333,419 $     1,746,460 $     3,128,232 $     3,071,425 $     3,584,035 $     10,249,733 $  11,530,152 $

Blackstone
Hedge Fund Solutions
(Dollars in Thousands)
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 FY'13 FY'14
Revenues
Management Fees, Net
Base Management Fees 113,025 $       113,384 $       123,008 $       121,484 $       125,105 $       409,321 $       482,981 $
Transaction and Other Fees, Net 263 93 126 161 189 623 569
Management Fee Offsets (1,149) (1,455) (1,531) (1,099) (929) (3,387) (5,014)
Total Management Fees, Net 112,139 112,022 121,603 120,546 124,365 406,557 478,536
Performance Fees
Realized Incentive Fees 174,861 39,845 7,973 6,683 86,028 207,735 140,529
Unrealized Incentive Fees (97,980) 18,085 30,556 25,473 (74,993) 7,718 (879)
Total Performance Fees 76,881 57,930 38,529 32,156 11,035 215,453 139,650
Investment Income (Loss)
Realized 13,691 16,820 2,394 2,693 (357) 27,613 21,550
Unrealized (7,604) 4,431 1,057 (1,168) 812 (9,306) 5,132
Total Investment Income 6,087 21,251 3,451 1,525 455 18,307 26,682
Interest Income and Dividend Revenue 1,988 2,661 2,340 2,724 3,389 7,605 11,114
Other 262 122 (203) 740 1,196 688 1,855
Total Revenues 197,357 193,986 165,720 157,691 140,440 648,610 657,837
Expenses
Compensation 28,147 40,571 43,341 41,940 5,806 136,470 131,658
Performance Fee Compensation
Realized Incentive Fees 53,701 13,271 2,918 2,312 23,950 65,793 42,451
Unrealized Incentive Fees (34,823) 6,761 11,252 8,778 (27,064) 2,856 (273)
Total Compensation and Benefits 47,025 60,603 57,511 53,030 2,692 205,119 173,836
Other Operating Expenses 15,697 19,480 25,101 20,480 21,068 66,966 86,129
Total Expenses 62,722 80,083 82,612 73,510 23,760 272,085 259,965
Economic Income 134,635 $       113,903 $       83,108 $         84,181 $         116,680 $       376,525 $       397,872 $
Total Assets Under Management 55,657,463 $ 58,262,659 $ 60,672,759 $ 64,183,863 $ 63,585,670 $ 55,657,463 $ 63,585,670 $
Fee-Earning Assets Under Management 52,865,837 $ 55,571,357 $ 58,084,020 $ 62,037,082 $ 61,417,558 $ 52,865,837 $ 61,417,558 $
Weighted Average Fee-Earning AUM 51,794,518 $ 54,715,882 $ 56,793,206 $ 60,009,283 $ 61,730,313 $ 48,431,911 $ 58,548,866 $
LP Capital Invested 8,681 $           167,170 $       188,236 $       473,233 $       25,489 $         431,275 $       854,128 $
Total Capital Invested 8,681 $           202,674 $       196,348 $       487,398 $       12,137 $         454,990 $       898,557 $

Blackstone
Credit
(Dollars in Thousands)
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 FY'13 FY'14
Revenues
Management Fees, Net
Base Management Fees 102,954 $       105,574 $       112,489 $       120,684 $       121,458 $       398,158 $       460,205 $
Transaction and Other Fees, Net 8,152 3,344 7,064 3,025 4,728 28,586 18,161
Management Fee Offsets (34,592) (4,252) (6,739) (6,850) (10,327) (40,329) (28,168)
Total Management Fees, Net 76,514 104,666 112,814 116,859 115,859 386,415 450,198
Performance Fees
Realized Carried Interest 2,124 19,160 11,439 164,602 13,231 127,192 208,432
Realized Incentive Fees 160,709 14,018 25,248 28,998 41,453 220,736 109,717
Unrealized Carried Interest 77,099 22,986 39,041 (61,604) (38,336) 108,078 (37,913)
Unrealized Incentive Fees (73,698) 40,444 29,703 (31,630) (61,542) 1,107 (23,025)
Total Performance Fees 166,234 96,608 105,431 100,366 (45,194) 457,113 257,211
Investment Income (Loss)
Realized (627) 3,071 2,223 3,040 1,020 4,098 9,354
Unrealized 9,519 3,079 4,521 4,892 (7,437) 13,951 5,055
Total Investment Income (Loss) 8,892 6,150 6,744 7,932 (6,417) 18,049 14,409
Interest Income and Dividend Revenue 4,240 5,861 4,892 5,968 6,319 18,146 23,040
Other 119 (259) 11 (3,619) 1,557 527 (2,310)
Total Revenues 255,999 213,026 229,892 227,506 72,124 880,250 742,548
Expenses
Compensation 31,802 50,752 51,310 54,877 31,261 186,514 188,200
Performance Fee Compensation
Realized Carried Interest 452 11,794 4,139 90,872 9,449 69,411 116,254
Realized Incentive Fees 82,591 10,380 12,510 16,125 22,653 111,244 61,668
Unrealized Carried Interest 42,026 10,853 20,803 (38,091) (22,148) 57,147 (28,583)
Unrealized Incentive Fees (35,139) 15,388 15,223 (17,657) (29,206) 508 (16,252)
Total Compensation and Benefits 121,732 99,167 103,985 106,126 12,009 424,824 321,287
Other Operating Expenses 29,566 32,839 22,159 20,860 14,666 96,940 90,524
Total Expenses 151,298 132,006 126,144 126,986 26,675 521,764 411,811
Economic Income 104,701 $       81,020 $         103,748 $       100,520 $       45,449 $         358,486 $       330,737 $
Total Assets Under Management 65,014,348 $ 66,006,417 $ 69,539,804 $ 70,151,848 $ 72,858,960 $ 65,014,348 $ 72,858,960 $
Fee-Earning Assets Under Management 51,722,584 $ 53,386,685 $ 56,117,009 $ 56,656,602 $ 58,821,006 $ 51,722,584 $ 58,821,006 $
Weighted Average Fee-Earning AUM 50,655,628 $ 52,759,492 $ 55,521,877 $ 56,913,390 $ 58,329,539 $ 48,397,611 $ 56,006,898 $
LP Capital Invested 369,494 $       580,106 $       363,752 $       866,404 $       846,696 $       1,438,570 $    2,656,958 $
Total Capital Invested 443,150 $       587,256 $       374,452 $       888,254 $       900,291 $       1,595,434 $    2,750,253 $

Blackstone
Financial Advisory
(Dollars in Thousands)
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 FY'13 FY'14
Revenues
Advisory Fees 139,158 $        69,963 $          114,914 $        84,131 $          151,837 $        410,514 $        420,845 $
Transaction and Other Fees, Net 866                    62                      876                    391                    126                    1,105                1,455
Total Advisory and Transaction Fees 140,024           70,025             115,790           84,522             151,963           411,619           422,300
Investment Income (Loss)
Realized (884)                   134                    106                    505                    (38)                     (1,625)              707
Unrealized 1,610                694                    969                    (528)                   (275)                   739                    860
Total Investment Income (Loss) 726                    828                    1,075                (23)                     (313)                   (886)                   1,567
Interest Income and Dividend Revenue 2,221                2,502                2,187                2,412                2,909                8,020                10,010
Other 614                    (175)                   (160)                   472                    291                    1,450                428
Total Revenues 143,585           73,180             118,892           87,383             154,850           420,203           434,305
Expenses
Compensation 70,744             61,682             69,744             58,016             41,447             262,314           230,889
Total Compensation and Benefits 70,744             61,682             69,744             58,016             41,447             262,314           230,889
Other Operating Expenses 21,443             21,342             22,116             19,853             24,837             82,205             88,148
Total Expenses 92,187             83,024             91,860             77,869             66,284             344,519           319,037
Economic Income (Loss) 51,398 $          (9,844) $           27,032 $          9,514 $            88,566 $          75,684 $          115,268 $

Blackstone
Net Accrued Performance Fees
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Fees are included in DE. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on 1,148,024,427 DE Units Outstanding (see page 32, Unit Rollforward).
Blackstone had $4.6 billion of accrued performance fees, net of performance fee compensation and distributed
Realized Performance Fees, at the end of the year.
$4.6 billion
Net Accrued Performance Fees at 4Q’14
$3.97 per unit
Net Accrued Performance Fees at 4Q’14
34% increase
in Net Accrued Performance Fees since 4Q’13
Change vs.
(Dollars in Millions, Except per Unit Data)
3Q'14 4Q'14 Per Unit 3Q'14
Private Equity
BCP IV Carried Interest 343 $                        282 $                        0.25 $                       (61) $
BCP V Carried Interest 572                           1,050                        0.91                          478
BCP VI Carried Interest 265                           233                           0.20                          (32)
BEP Carried Interest 79                             63                             0.05                          (16)
Tactical Opportunities Carried Interest 32                             24                             0.02                          (8)
SP V Carried Interest 2                                4                                0.00                          2
Korea Carried Interest 1                                1                                0.00                          -
Total Private Equity 1,294                        1,657                        1.44                          363
Real Estate
BREP IV Carried Interest 4                                18                             0.02                          14
BREP V Carried Interest 679                           602                           0.52                          (77)
BREP VI Carried Interest 1,244                        1,113                        0.97                          (131)
BREP VII Carried Interest 545                           605                           0.53                          60
BREP Europe III Carried Interest 187                           183                           0.16                          (4)
BREP Europe IV Carried Interest 25                             37                             0.03                          12
BREP Asia Carried Interest 12                             17                             0.01                          5
Core+ Carried Interest 8                                14                             0.01                          6
BREDS Carried Interest 16                             14                             0.01                          (2)
BREDS Incentive Fees 2                                2                                0.00                          -
Asia Platform Incentive Fees 8                                7                                0.01                          (1)
Total Real Estate 2,730                        2,612                        2.28                          (118)
Hedge Fund Solutions
Incentive Fees 70                             76                             0.07                          6
Total Hedge Fund Solutions 70                             76                             0.07                          6
Credit
Carried Interest 186                           175                           0.15                          (11)
Incentive Fees 54                             32                             0.03                          (22)
Total Credit 240                           207                           0.18                          (33)
Total Blackstone
Carried Interest 4,200                        4,435                        3.86                          235
Incentive Fees 134                           117                           0.10                          (17)
Net Accrued Performance Fees 4,334 $                    4,552 $                    3.97 $                       218 $
Memo: Net Realized Performance Fees 241 $                       106 $                       0.09 $                      (135) $
Net Accrued Performance Fees

Blackstone
Investment Records as of December 31, 2014
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments Net IRRs (d)
(Dollars in Thousands, Except Where Noted) Capital Capital (b) Value MOIC (c) % Public Value MOIC (c) Value MOIC (c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $         - $                  - $                   n/a - 1,741,738 $      2.6x 1,741,738 $      2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,819 2.5x 3,256,819 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,967,422 - - n/a - 9,184,688 2.3x 9,184,688 2.3x 14% 14%
BCOM (June 2000 / Jun 2006) 2,137,330 199,298 247,105 1.2x - 2,619,040 1.4x 2,866,145 1.3x 7% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 225,775 3,167,450 1.7x 51% 18,005,120 3.2x 21,172,570 2.8x 45% 36%
BCP V (Dec 2005 / Jan 2011) 21,032,374 1,267,725 18,119,940 1.7x 55% 17,472,685 1.8x 35,592,625 1.8x 11% 8%
BCP VI (Jan 2011 / Jan 2017) 15,178,376 6,553,978 10,597,000 1.3x 17% 1,473,840 1.8x 12,070,840 1.4x 48% 15%
BEP (Aug 2011 / Aug 2017) 2,426,176 732,659 2,329,663 1.4x 30% 533,002 2.0x 2,862,665 1.5x 55% 34%
BEP II (TBD) 4,500,000 4,500,000 - n/a - - n/a - n/a n/a n/a
Total Corporate Private Equity 58,234,997 $   13,479,435 $   34,461,158 $    1.5x 41% 54,286,932 $    2.2x 88,748,090 $    1.9x 22% 16%
Tactical Opportunities 6,554,659 3,270,974 3,761,107 1.1x 3% 676,885 1.4x 4,437,992 1.1x 30% 15%
Strategic Partners 16,593,144 5,096,371 6,319,537 1.8x 11,504,389 1.4x 17,823,926 1.5x n/a 15%
Other Funds and Co-Invest 1,787,472 447,796 832,486 0.8x 49% 84,054 1.8x 916,540 0.9x n/a n/a
Total Private Equity 83,170,272 $   22,294,576 $   45,374,288 $    1.5x 32% 66,552,260 $    2.0x 111,926,548 $ 1.8x 20% 16%
Real Estate
Dollar
Pre-BREP 140,714 $         - $                  - $                   n/a n/a 345,190 $         2.5x 345,190 $         2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a n/a 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a n/a 2,531,612 2.1x 2,531,612 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - - n/a n/a 3,328,504 2.4x 3,328,504 2.4x 21% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,313,362 1.0x 24% 3,322,039 2.3x 4,635,401 1.7x 57% 14%
BREP V (Dec 2005 / Feb 2007) 5,539,418 - 6,220,311 2.1x 16% 5,879,814 2.1x 12,100,125 2.1x 16% 11%
BREP VI (Feb 2007 / Aug 2011) 11,059,495 586,397 15,444,660 2.3x 48% 10,016,132 2.3x 25,460,792 2.3x 16% 14%
BREP VII (Aug 2011 / Feb 2017) 13,467,015 3,224,238 17,079,584 1.6x 2% 2,324,240 1.6x 19,403,824 1.6x 36% 27%
Total Global Real Estate Funds 35,507,091 $   3,810,635 $     40,057,917 $    1.8x 23% 29,075,239 $    2.2x 69,133,156 $    2.0x 24% 18%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 125,722 € 1.5x 92% 1,250,606 € 2.2x 1,376,328 € 2.1x 25% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,629,748 52,437 1,466,176 1.3x 36% 567,022 1.8x 2,033,198 1.5x 12% 4%
BREP Europe III (Jun 2008 / Dec 2013) 3,204,714 511,596 4,037,370 1.7x 7% 1,136,487 2.4x 5,173,857 1.8x 32% 20%
BREP Europe IV (Sep 2013 / Mar 2019) 6,504,848 4,321,605 2,852,176 1.1x - 247,017 1.3x 3,099,193 1.2x 40% 19%
Total Euro Real Estate Funds 12,163,482 € 4,885,638 € 8,481,444 € 1.4x 11% 3,201,132 € 2.1x 11,682,576 € 1.5x 23% 13%
BREP Co-Investment (f)
5,546,294 $      - $                  8,138,959 $      1.9x 61% 3,125,556 $      2.3x 11,264,515 $    2.0x 14% 17%
BREP Asia (Jun 2013 / Dec 2017) 5,072,903 3,334,671 2,042,699 1.1x - 4,400
1.0x
2,047,099 1.1x n/a 14%
Total Real Estate 61,994,079 $   13,055,951 $   61,533,703 $    1.7x 24% 36,462,326 $    2.2x 97,996,029 $    1.9x 23% 17%
Core+ 3,477,888 $      1,585,560 $      2,227,949 $      1.2x - - $                   n/a 2,227,949 $      1.2x n/a n/a
BREDS (g) 6,745,544 $      1,668,642 $      2,854,216 $      1.2x - 3,664,923 $      1.3x 6,519,139 $      1.3x 14% 12%
Credit (h)
Mezzanine I (Jul 2007 / Jul 2012) 2,000,000 $      139,685 $         820,393 $         1.7x - 3,999,452 $      1.6x 4,819,845 $      1.6x n/a 18%
Mezzanine II (Nov 2011 / Nov 2016) 4,120,000 2,304,528 2,368,630 1.2x - 1,216,870 1.5x 3,585,500 1.3x n/a 24%
Rescue Lending I (Sep 2009 / May 2013) 3,253,143 493,489 2,667,696 1.5x - 3,165,504 1.4x 5,833,200 1.4x n/a 15%
Rescue Lending II (Jun 2013 / Jun 2018) 5,125,000 3,827,459 1,616,850 1.2x - 3,795 1.0x 1,620,645 1.2x n/a n/m
Total Credit 14,498,143 $   6,765,161 $     7,473,569 $      1.3x - 8,385,621 $      1.5x 15,859,190 $    1.4x
n/a

Blackstone
Investment Records as of December 31, 2014 – Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m Not meaningful.
n/a Not applicable.
(a) Preliminary.
(b) Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c) Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d) Net Internal Rate of Return (“IRR”) represents the annualized inception to December 31, 2014 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest. Net
IRRs for BREP Europe IV, BREP Asia and BREDS II are calculated from commencement of their respective investment periods which, being less than one year, are not annualized.
(e) Returns for Other Funds and Co-Invest are not meaningful as these funds have limited transaction activity.
(f) BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(g) Excludes Capital Trust drawdown funds.
(h) The Total Investments MOIC for Mezzanine I, Mezzanine II, Rescue Lending I and Rescue Lending II Funds, excluding recycled capital during the investment period, was 2.0x, 1.7x, 1.6x and 1.4x, respectively. Funds presented represent the flagship credit drawdown funds only.

Blackstone
Reconciliation of GAAP to Non-GAAP Measures
Notes on next page.
(Dollars in Thousands)
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 FY'13 FY'14
Net Income Attributable to The Blackstone Group L.P. 621,255 $     265,617 $     517,016 $     250,505 $     551,451 $     1,171,202 $ 1,584,589 $
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
675,289 299,505 543,819 271,194 586,582 1,339,845 1,701,100
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
149,834 43,961 140,061 55,491 95,557 198,557 335,070
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
47,445 45,792 22,486 (23,328) 29,844 183,315 74,794
Net Income 1,493,823 $ 654,875 $     1,223,382 $ 553,862 $     1,263,434 $ 2,892,919 $ 3,695,553 $
Provision for Taxes 91,090 54,097 83,282 79,108 74,686 255,642 291,173
Income Before Provision for Taxes
1,584,913 $ 708,972 $     1,306,664 $ 632,970 $     1,338,120 $ 3,148,561 $ 3,986,726 $
166,514 177,024 178,568 209,240 291,550 722,707 856,382
29,139 29,003 28,310 27,828 26,113 106,643 111,254
(197,279) (89,753) (162,547) (32,163) (125,401) (381,872) (409,864)
Economic Income
1,583,287 $ 825,246 $     1,350,995 $ 837,875 $     1,530,382 $ 3,596,039 $ 4,544,498 $
Taxes
(d)
(41,189) (11,312) (25,032) (79,519) (83,649) (82,164) (199,512)
Economic Net Income 1,542,098 $ 813,934 $     1,325,963 $ 758,356 $     1,446,733 $ 3,513,875 $ 4,344,986 $
Taxes
(d)
41,189 11,312 25,032 79,519 83,649 82,164 199,512
(1,688,219) (779,014) (1,398,438) (891,087) (1,323,338) (3,556,373) (4,391,877)
(356,743) (116,467) (175,971) (80,766) (98,424) (687,805) (471,628)
4,319 7,810 6,684 (8,893) (4,659) (19,574) 942
718,062 237,254 417,838 360,162 270,249 1,413,182 1,285,503
Fee Related Earnings 260,706 $     174,829 $     201,108 $     217,291 $     374,210 $     745,469 $     967,438 $
455,068 214,427 402,140 470,560 699,472 960,175 1,786,599
66,283 111,917 202,199 75,832 153,477 170,471 543,425
Adjustment Related to Realized Investment (Income) Loss -
8,873 (1,344) (1,059) (5,049) 385 13,194 (7,067)
(68,610) (31,054) (44,841) (96,437) (108,456) (156,734) (280,788)
98,309 16,337 11,250 9,947 10,692 130,124 48,226
Distributable Earnings 820,629 $     485,112 $     770,797 $     672,144 $     1,129,780 $ 1,862,699 $ 3,057,833 $
Interest Expense 26,607 30,398 34,082 34,221 34,154 103,904 132,855
68,610 31,054 44,841 96,437 108,456 156,734 280,788
Depreciation and Amortization 8,726 10,373 7,170 7,557 7,200 35,441 32,300
Adjusted EBITDA 924,572 $     556,937 $     856,890 $     810,359 $     1,279,590 $ 2,158,778 $ 3,503,776 $
IPO and Acquisition-Related Charges
(a)
Amortization of Intangibles
(b)
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
Performance Fee Adjustment
(e)
Investment (Income) Adjustment
(f)
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(g)
Performance Fee Compensation and Benefits Adjustment
(h)
Realized Performance Fees
(i)
Realized Investment Income
(j)
Blackstone's Treasury Cash Management Strategies
(k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
Equity-Based Compensation
(m)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)

Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: See page 33, Definitions and Distribution Policy.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury Cash Management Strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income (Loss) attributable to Blackstone’s Treasury Cash Management
Strategies which is a component of both Fee Related Earnings and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(m) Represents equity-based award expense included in EI.
Blackstone 30

Blackstone
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
See pages 29-30, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b)
Represents equity-based award expense included in Economic Income.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
4Q'14 FY'14
Interest Income and Dividend Revenue 28,303 $        96,344 $
Other Revenue 7,823 9,405
(4,659) 942
Interest Income and Other Revenue 31,467 $        106,691 $
Realized Incentive Fees 131,777 261,745
Less: Realized Incentive Fee Compensation (48,926) (110,099)
Net Realized Incentive Fees 82,851 $        151,646 $
Realized Carried Interest 836,562 2,450,596
Less: Realized Carried Interest Compensation (219,941) (815,643)
Net Realized Carried Interest 616,621 $     1,634,953 $
Realized Investment Income 153,477 543,425
Adjustment Related to Realized Investment (Income) Loss - Blackstone's Treasury Cash Management Strategies
(a)
385 (7,067)
Net Realized Investment Income 153,862 $     536,358 $
Equity-Based Compensation
(b) 10,692 $        48,226 $
Taxes and Related Payables
(a) (108,456) $    (280,788) $
Unrealized Incentive Fees (140,936) (29,425)
Less: Unrealized Incentive Fee Compensation 58,497 19,276
Net Unrealized Incentive Fees (82,439) $      (10,149) $
Unrealized Carried Interest 495,935 1,708,961
Less: Unrealized Carried Interest Compensation (59,879) (379,037)
Net Unrealized Carried Interest 436,056 $     1,329,924 $
Unrealized Investment Income (Loss) (55,053) (71,797)
Less: Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a) 4,659 (942)
Less: Adjustment Related to Realized Investment (Income) Loss - Blackstone's Treasury Cash Management Strategies
(a) (385) 7,067
Net Unrealized Investment Income (Loss) (50,779) $      (65,672) $
Related Payables
(c) 24,807 $        81,276 $
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)

Blackstone
Unit Rollforward
4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 FY'13 FY'14
Total GAAP Weighted-Average Common Units Outstanding - Basic
592,129,570      601,527,299      606,690,740      611,684,213      615,492,620      587,018,828      608,803,111
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
4,536,624          4,141,865          3,207,089          3,294,657          6,843,140          3,527,812          4,373,294
Total GAAP Weighted-Average Common Units Outstanding - Diluted
596,666,194     605,669,164     609,897,829     614,978,870     622,335,760     590,546,640     613,176,405
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 549,773,866      549,327,240      544,158,132      539,856,777      536,973,966      553,579,525      542,553,088
Weighted-Average Economic Net Income Adjusted Units 1,146,440,060 1,154,996,404 1,154,055,961 1,154,835,646 1,159,309,726 1,144,126,165 1,155,729,493
Economic Net Income Adjusted Units, End of Period 1,150,867,868 1,154,889,678 1,154,840,023 1,155,075,985 1,159,954,181 1,150,867,868 1,159,954,181
Total Common Units Outstanding 588,165,949      599,372,943      603,270,771      607,590,602      611,480,457      588,165,949      611,480,457
Adjustments:
Blackstone Holdings Partnership Units 547,021,277      541,129,472      538,074,958      538,760,225      536,543,970      547,021,277      536,543,970
Distributable Earnings Units Outstanding 1,135,187,226 1,140,502,415 1,141,345,729 1,146,350,827 1,148,024,427 1,135,187,226 1,148,024,427
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.

Blackstone
Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
• Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
• Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on
Income (Loss) Before Provision for Taxes.
• Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
• Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d)
Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized
Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement.
DE is reconciled to Blackstone’s Consolidated Statement of Operations.
• Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses. Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
Distribution Policy. Blackstone’s intention is to distribute quarterly approximately 85% of The Blackstone Group L.P.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-
looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.